SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


         Date of Report (Date of earliest event reported): July 15, 2002


                          CIMETRIX, INCORPORATED
             (Exact name of Registrant as specified in its charter)


          Nevada                      0-16454                   87-0439107
   ----------------------       -------------------          ------------------
   State of Incorporation       Commission File No.          IRS Employer
                                                             Identification No.



          6979 South High Tech Drive, Salt Lake City, Utah 84047-3757
                    (Address of principal executive offices)

       Registrant's telephone number, Including Area Code: (801) 256-6500

Item 5.  Other Events

Appointment to the Board of Directors

     On July 9, 2002 the Board of Directors of Cimetrix, Incorporated (the "Company") appointed Robert H. Reback as a director of the Company.

     Mr. Reback has served as President and Chief Executive Officer of the Company since June 2001. He joined the Company as Vice President of Sales in January 1996, was appointed as Executive Vice President of Sales in January 1997, to the Office of the President in January 2001, and as President and Chief Executive Officer in June 2001. From 1994 to 1995, Mr. Reback was the District Manager of Fanuc Robotics' West Coast business unit. From 1985 to 1993, he was Director of Sales and Account Executives for Thesis, Inc., a privately-owned supplier of factory automation software. Prior to that, Mr. Reback was a senior automation engineer at Texas Instruments. Mr. Reback has a B.S. degree in Mechanical Engineering and a M.S. degree in Industrial Engineering from Purdue University.

     Mr. Reback will serve as a director until the next shareholder's meeting at which directors are elected.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CIMETRIX, INCORPORATED
                                        (Registrant)



Dated: July 17, 2002               By:/s/ Riley G. Astill
                                      -------------------
                                      Riley G. Astill
                                      Vice President of Finance, Treasurer
                                      and Chief Financial Officer